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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 7, 2007
                                                          --------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-51584                  04-3510455
      --------                       ---------                ----------
(State or other jurisdiction of     (Commission              (IRS Employer
      incorporation)                File Number)             Identification No.)

      24 North Street, Pittsfield, Massachusetts              01201
      ------------------------------------------             ------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01   OTHER ITEMS.
            -----------

      On August 7, 2007, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, reported some of the highlights from a presentation that Michael P. Daly, the Company's President and Chief Executive Officer, gave about the Company and its subsidiary, Berkshire Bank - AMERICA'S MOST EXCITING BANKSM - on August 1, 2007 at the Keefe, Bruyette & Woods 8th Annual Community Bank Investor Conference.

      To listen to an audio webcast of Mr. Daly's presentation and to download the related presentation material, please visit the section titled "Investor Relations" on the Company's website at www.berkshirebank.com.

      A copy of the press release dated August 7, 2007 is attached as Exhibit
99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERKSHIRE HILLS BANCORP, INC.


Dated: August 7, 2007                     By: /s/ Kevin P. Riley
                                              ----------------------------------
                                              Kevin P. Riley
                                              Executive Vice President, Chief
                                              Financial Officer and Treasurer